UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

SVB Financial Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2770 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 567-6900

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously reported, on March 17, 2023, SVB Financial Group (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case is administered under the caption In re SVB Financial Group, Case No: 23-10367 (the “Chapter 11 Case”). On August 2, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Company’s Chapter 11 plan of reorganization (as amended, supplemented or otherwise modified from time to time, the “Confirmed Plan”). A copy of the Confirmation Order, with a copy of the Confirmed Plan attached as Exhibit A thereto, was attached as Exhibit 2.1 to the Current Report on Form 8-K filed on August 23, 2024, and is incorporated by reference into this Current Report on Form 8-K (this “Form 8-K”). Capitalized terms used in this Form 8-K and not otherwise defined will have the meanings given to them in the Confirmed Plan.

Documents filed on the docket of and other information related to the Chapter 11 Case are available free of charge online at https://restructuring.ra.kroll.com/SVBFG/. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

On November 7, 2024, the Company filed a Notice of Occurrence of Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court. The Confirmed Plan became effective (the “Effective Date”) on Thursday, November 7, 2024. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Confirmed Plan, on the Effective Date, the Company transferred certain of the Company’s assets as well as those of its direct and indirect subsidiaries to a Liquidating Trust, which was established for the sole purpose of liquidating and distributing such assets.

Pursuant to the Confirmed Plan, on the Effective Date, the assets of the Company that were not transferred to the Liquidating Trust remained with the reorganized Company, which was subject to certain restructuring transactions as set forth in the Restructuring Transactions Memorandum that was filed with the Bankruptcy Court on November 6, 2024 as part of the Plan Supplement (as defined below). The initial draft of the Restructuring Transactions Memorandum was filed on July 2, 2024 as part of the initial supplement to the Company’s Chapter 11 plan of reorganization (as amended, supplemented or otherwise modified from time to time, the “Plan Supplement”). The Company filed amended versions of the Plan Supplement on July 16, 2024, July 18, 2024, August 30, 2024, November 3, 2024 and November 6, 2024. Following the completion of the restructuring transactions in accordance with the terms of the Confirmed Plan, the reorganized Company became a wholly-owned subsidiary of New Parent, as further described in Item 3.03.

On the Effective Date, all existing Allowed Claims and Interests in the Company were satisfied or canceled in accordance with the terms of the Confirmed Plan.

The foregoing descriptions are summaries of the material terms of the Confirmed Plan and Notice of Effective Date, respectively, do not purport to be complete and are qualified in their entirety by reference to the full text of the Confirmed Plan filed on a Current Report on Form 8-K on August 23, 2024 and incorporated by reference to this Form 8-K and Notice of Effective Date filed as Exhibit 99.1 to this Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

The information in the Introductory Note and Item 3.03 is incorporated by reference into this Item 1.02.

Except for the purpose of evidencing a right to a Distribution under the Confirmed Plan or as otherwise provided in the Confirmed Plan, on the Effective Date, the obligations of the Company under the Senior Notes Indenture, the Senior Notes Supplemental Indenture, and the Subordinated Note Indentures, stock certificates, book entries, and any other certificate, share, note, bond, indenture, purchase right, option, warrant, or other instrument or document, directly or indirectly, evidencing or creating any indebtedness or obligation of or ownership interest in the Company giving rise to any claim or interest were canceled, and the duties and obligations of all parties thereto were deemed satisfied in full, canceled, released, discharged, and of no force or effect.

Item 1.03.	Bankruptcy or Receivership.

The information in the Introductory Note and Item 3.03 is incorporated by reference into this Item 1.03.

On the Effective Date, Claims and Interests in the Company were treated as follows:

•	All Other Allowed Secured Claims and All Other Allowed Priority Claims were satisfied in full in accordance with the applicable sections of the Confirmed Plan.

•

Each Holder of an Allowed Senior Note Claim received (a)(i) if and solely to the extent such Holder was a Qualified Holder, its Pro Rata Share of the Funded Debt Share of the New Parent Common Stock subject to dilution by any New Parent Transaction or (ii) if and solely to the extent such Holder was a Non-Qualified Holder, Cash in an amount equal to the value of the New Parent Common Stock it would be entitled to receive if it and all holders of Senior Notes Claims and Other General Unsecured Claims were Qualified Holders, (b) its Pro Rata share of the Class A-1 Trust Units and (c) Cash in an amount equal to the Senior Note Trustee Expenses that were satisfied through application of the Senior Notes Indenture Trustee’s charging lien included in the applicable Indenture.

•

Each Holder of an Allowed Other General Unsecured Claim received: (a)(i)(A) if and solely to the extent such Holder was a Qualified Holder, its Pro Rata share (together with all Holders receiving Distributions in New Parent Common Stock) of the New Parent Common Stock subject to dilution by any New Parent Transaction or (B) if and solely to the extent such Holder was a Non-Qualified Holder, Cash in an amount equal to the value of the New Parent Common Stock it would be entitled to receive if it and all holders of Senior Notes Claims and Other General Unsecured Claims were Qualified Holders, and (ii) its Pro Rata share of the Class A-2 Trust Units; or (b) its Distribution in Cash in an amount equal to 45% of (i) the Allowed value of such Claim or (ii) $11,000,000 of such Claim, if such Claim exceeds $11,000,000, in either case, in full satisfaction of such Claim.

•

Each Holder of an Allowed Subordinated Note Claim received (a) its Pro Rata share of the Class A-3 Trust Units in an aggregate amount equal to such Holder’s Allowed Subordinated Note Claim and (b) Cash in an amount equal to the Subordinated Note Trustee Expenses that were satisfied through application of the Subordinated Note Indenture Trustees’ charging liens included in the applicable Indentures.

•	Each Holder of an Allowed Preferred Equity Interest received its Pro Rata share of the Class C Trust Units.

•

No holders of Common Equity Interests or 510(b) Claims received any distributions on account of its Claim or Interest. All Common Equity Interests that existed immediately prior to the Effective Date were canceled on the Effective Date.

The Confirmed Plan provided that (unless otherwise agreed in writing by the UCC and the Required Ad Hoc Senior Noteholder Parties) the Company shall abandon all of its equity interests in, including all of the common stock of, Silicon Valley Bank (and all entities and arrangements that are treated as a single entity with successor(s) to Silicon Valley Bank for U.S. federal income tax purposes) (such equity interests, “SVB Stock”) and take a corresponding worthless stock deduction for U.S. federal, and any and all applicable state and local tax purposes. On November 6, 2024, pursuant to the notice filed with the Bankruptcy Court on November 6, 2024 (the “Notice of Abandonment”), the Company and its Chapter 11 estate abandoned all of their equity interests in SVB Stock and surrendered all right, title and interest to such equity interests for no consideration. A copy of the Notice of Abandonment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing descriptions are summaries of the material terms of the Confirmed Plan and Notice of Abandonment, respectively, do not purport to be complete and are qualified in their entirety by reference to the full text of the Confirmed Plan filed on a Current Report on Form 8-K on August 23, 2024 and incorporated by reference to this Form 8-K and Notice of Abandonment filed as Exhibit 99.2 to this Form 8-K.

Note to Holders of the Company’s Stock

As a result of the Confirmed Plan becoming effective, all of the Equity Interests, consisting of the Company’s outstanding shares of common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and related rights to receive or purchase shares of common stock, were canceled on the Effective Date.

No shares of the Company’s common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Confirmed Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock, except for shares of the Company’s common stock that were converted into New Parent Common Stock in accordance with the Confirmed Plan, as further described under Item 3.03.

Item 3.03.	Material Modification to Rights of Security Holders.

As previously reported on August 23, 2024 and provided in the Confirmed Plan, the obligations of the Company under any certificate, Interest, share, note, bond, indenture, purchase right, option, warrant, intercreditor agreement, guaranty, indemnity or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Company or giving rise to any Claim or Interest, were canceled solely as to the Company, and the Company does not have any continuing obligations thereunder and was released therefrom on the Effective Date.

Pursuant to the Confirmed Plan, all outstanding Equity Interests were canceled on the Effective Date and no shares were reserved for future issuance in respect of Claims and Interests filed and Allowed under the Confirmed Plan, except for shares of the Company’s common stock that were converted into New Parent Common Stock in accordance with the Confirmed Plan, as further described below.

Before the Effective Date, nominees on behalf of the Holders of Allowed General Unsecured Claims formed MNSN Holdings Inc., which is herein referred to as “New Parent”, and New Parent formed MNEQ Merger Sub, Inc., which is herein referred to as “Merger Sub”. On the day following the Effective Date and in accordance with the Confirmed Plan, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of New Parent. By virtue of such merger and in accordance with the Confirmed Plan, the shares of the Company’s common stock (which were issued to New Equityholders on the Effective Date) were converted into New Parent Common Stock. Accordingly, none of the shares of the Company’s common stock remain outstanding as of the date hereof, and trading on the over-the-counter markets has ceased after the Effective Date.

Item 5.01.	Changes in Control of Registrant.

On the Effective Date, all Equity Interests that existed immediately prior to the Effective Date were canceled and no shares have been reserved for future issuance in respect of Claims and Interests filed and Allowed under the Confirmed Plan, except for shares of the Company’s common stock that were converted into New Parent Common Stock in accordance with the Confirmed Plan, as further described in Item 3.03. The information in the Introductory Note and Item 3.03 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that on the Effective Date, all directors, officers and managers of the Company will be removed from their position without any further action. Each of the Company’s directors, including Beverly Kay Matthews, Eric A. Benhamou, Elizabeth Burr, Richard D. Daniels, Alison Davis, Joel P. Friedman, Thomas King, Jeffrey N. Maggioncalda, Mary J. Miller, Kate D. Mitchell, Garen K. Staglin, Allen Parker, Steven G. Panagos, and the Company’s remaining officers, including Bill Kosturos, Chief Restructuring Officer, Nicholas Grossi, Interim Chief Financial Officer, and Jeff Liu, Assistant Chief Restructuring Officer, ceased to be directors and officers of the Company on the Effective Date.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in the Introductory Note and Item 3.03 is incorporated by reference into this Item 5.03.

On the day following the Effective Date, the Company filed its third amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2024, the Company issued a press release announcing the Effective Date. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation, target or intention, as well as those that are not statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Case and the Confirmed Plan, including but not limited to, the effects of the Chapter 11 Case and the Confirmed Plan on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case, the potential adverse effects of the Chapter 11 Case and the Confirmed Plan on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring, as well as other risk factors. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of SVB Financial Group

3.2	Amended and Restated Bylaws of SVB Financial Group

99.1	Notice of Occurrence of Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court, dated November 7, 2024.

99.2	Notice Regarding Abandonment of Equity Interests in Silicon Valley Bank, dated November 6, 2024.

99.3	Press Release of SVB Financial Group Announcing Effectiveness of Chapter 11 Plan of Reorganization, dated November 7, 2024.

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Company)

Date: November 8, 2024	By:	/s/ Richard Katz
Name: Richard Katz
Title: Chief Executive Officer and President